Net Income (Loss) Per Share	12 Months Ended
Dec. 31, 2017
Net Income (Loss) Per Share
Net Income (Loss) Per Share

12. Net Income (Loss) Per Share

Basic net income (loss) per share is computed using the weighted average number of the ordinary shares outstanding during the period. Restricted share units are not considered outstanding in the computation of basic earnings per share (“EPS”). Diluted EPS is computed using the weighted average number of ordinary shares and potential ordinary shares outstanding during the period. The computation of diluted EPS does not assume conversion, exercise, or contingent issuance of securities that would have an anti-dilutive effect (i.e. an increase in EPS amounts or a decrease in loss per share amounts) on net income per share. For the years ended December 31, 2016 and 2017, the interest expenses and amortized issuance costs of $10.8 million and $1.5 million, respectively, as well as the number of “if converted” shares related to convertible debt were recognized as dilutive factors and included in the calculation of diluted net income per share. For the year ended December 31, 2015, the impact from convertible debt was anti-dilutive and the amount excluded from the calculation of diluted net income per share was $10.7 million. For the years ended December 31, 2016 and 2017, stock options and unvested restricted share units that were anti-dilutive and excluded from the calculation of diluted net income per share were 12.3 million and 0.04 million shares on a weighted average basis.

In calculating the Company’s consolidated basic and diluted EPS, the numerator include SINA’s share of income (loss) from Weibo based on Weibo’s basic and diluted EPS, respectively, multiplied by the number of Weibo shares held by SINA. In 2015, 2016 and 2017, the effect on consolidated net income per share of dilutive shares from Weibo was $0.9 million, $2.1 million and $3.6 million, respectively. The Company also believes that it is not necessary to make any allocation to the preferred shareholders when applying the two class method of calculating EPS in accordance with ASC 260, because the preferred shares are not participant securities (see Note 15- preferred shares for details)

The following table sets forth the computation of basic and diluted net income per share for the periods indicated:

	Year Ended December 31,
	2015	2016	2017
	(In thousands, except per share amounts)
Basic net income per share calculation:
Numerator:
Net income attributable to SINA’s ordinary shareholders	$25,678	$225,087	$156,569

Denominator:
Weighted average ordinary shares outstanding	60,237	70,301	71,284
Basic net income per share	$0.43	$3.20	$2.20
Diluted net income per share calculation:
Numerator:
Net income attributable to SINA’s ordinary shareholders	$25,678	$225,087	$156,569
Less: Effect on consolidated net income per share of dilutive shares of the Company’s equity interests	1,490	2,275	3,915
Add: Effect on interest expenses and amortized issuance cost of convertible debt	—	10,831	1,531

Net income attributable for calculating diluted net income per share	24,188	233,643	154,185

Denominator:
Weighted average ordinary shares outstanding	60,237	70,301	71,284
Weighted average ordinary shares equivalents:
Effects of dilutive securities
Stock options	23	112	94
Unvested restricted share units	388	958	1,172
Convertible debt	—	6,140	1,381

Shares used in computing diluted net income per share attributable to SINA	60,648	77,511	73,931

Diluted net income per share	$0.40	$3.01	$2.09